UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 15, 2009
Oclaro, Inc.
(Exact name of registrant as specified in its charter)
000-30684
(Commission File Number)

Delaware	20-1303994
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)
2584 Junction Avenue
San Jose, California 95134
(Address of principal executive offices, including zip code)
(408) 383-1400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     (a) On September 15, 2009, Oclaro, Inc. (the “Company”) received notification from the Listing Qualifications Department of The NASDAQ Stock Market LLC (“NASDAQ”) that, for 30 consecutive business days beginning August 3, 2009, the bid price of the Company’s common stock on The NASDAQ Global Market closed below the minimum $1.00 per share required for continued listing under NASDAQ Listing Rule 5450(a)(1) (the “Rule”). In accordance with NASDAQ Listing Rule 5810(c)(3)(A), the Company has 180 calendar days, or until March 15, 2010, to regain compliance.
     The Company intends to monitor the closing bid price of its common stock between now and March 15, 2010. The Company’s closing prices from receipt of the notice on September 15, 2009 through September 21, 2009 were in a range from $1.00 to $1.09. If the range of the Company’s stock price does not exceed $1.00 for ten consecutive trading days prior to March 15, 2010, NASDAQ will provide written notification that the Company’s securities will be delisted from The NASDAQ Global Market. NASDAQ may, in its discretion, require that an issuer maintain a bid price of $1.00 or more for a period in excess of 10 business days, but generally no more than 20 business days, before determining that the issuer has demonstrated the ability to maintain long-term compliance. The Company will consider available options if its common stock does not trade at a level likely to result in the Company regaining compliance with the NASDAQ minimum closing bid price requirement.
     The Company’s press release dated September 21, 2009 with respect to the notification from NASDAQ described above is attached to this Current Report on Form 8-K as Exhibit 99.1.
Item 7.01 In a separate press release issued on September 21, 2009, the Company announced that it currently anticipates reporting revenues for the first quarter of fiscal 2010, ending September 26, 2009, within a range of $82 million to $87 million. This raises and narrows the $76 million to $84 million guidance range the Company provided on July 23, 2009. The full text of the press release issued in connection with this announcement is furnished as Exhibit 99.2 to this Current Report on Form 8-K, and is incorporated by reference herein.
     The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.2 furnished herewith) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated September 21, 2009.

99.2	Press Release dated September 21, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 21, 2009	OCLARO, INC.

/s/ Jerry Turin Jerry Turin
Chief Financial Officer

EXHIBIT LIST

Exhibit No.	Description

99.1	Press Release dated September 21, 2009.

99.2	Press Release dated September 21, 2009.